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                                                                 Exhibit 10.2(B)





Schedule of Named Executive Officers and Executive Officers who are Parties to a
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Severance Agreement
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        Hubert J.P Schoemaker           Chairman of the Board


        David P. Holveck                Chief Executive Officer


        Joseph C. Scodari               President and Chief Operating Officer


        Dominic J. Caruso               Senior Vice President and Chief
                                        Financial Officer

        Christopher C. Hentschel        Senior Vice President and Chief
                                        Scientific Officer

        Martin R. Page                  Senior Vice President - Worldwide
                                        Regulatory Affairs and Quality Assurance